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                                                                    EXHIBIT 32.1


            CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report of Movado Group, Inc. (the "Company") on Form 10-K for the period ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Efraim Grinberg, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 15, 2004
                                                   /s/ Efraim Grinberg
                                                   ------------------------
                                                   Efraim Grinberg
                                                   President and
                                                   Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Movado Group, Inc. and will be retained by Movado Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.